SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION  REQUIRED  IN  PROXY  STATEMENT
SCHEDULE  14A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential for Use of the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                           BAYWOOD INTERNATIONAL, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

Title of each series of securities to which transaction applies:  N/A

(1)  Aggregate number of securities to which transaction applies:  N/A

(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(3)  Proposed maximum aggregate value of transaction: N/A

(4)  Total fee paid:  N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  previously  paid:  N/A

(2)  Form.  Schedule  or  Registration  Statement  No.:  N/A

(3)  Filing  Party:  N/A

(4)  Date  Filed:  N/A

                           BAYWOOD INTERNATIONAL, INC.
                                 PROXY STATEMENT
                                TABLE OF CONTENTS

NOTICE AND PROXY STATEMENT FOR NOVEMBER 17, 2005 . . . . . . . . . .   2
PROXY STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
REVOCABILITY OF PROXY AND VOTING OF PROXY. . . . . . . . . . . . . .   3
RECORD DATE AND VOTING SECURITIES OUTSTANDING. . . . . . . . . . . .   4
ANNUAL REPORT ON FORM 10-KSB . . . . . . . . . . . . . . . . . . . .   4
PROPOSAL NO. 1 . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
PROPOSAL NO. 2 . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
PROPOSAL NO. 3 . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
CORPORATE GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .   8
MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS. . . . . . . . .   8
     BOARD OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . . .   8
     DIRECTOR'S COMPENSATION . . . . . . . . . . . . . . . . . . . .   8
COMMITTEES OF THE BOARD OF DIRECTORS . . . . . . . . . . . . . . . .   8
     AUDIT COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . .   8
     REPORT OF THE AUDIT COMMITTEE . . . . . . . . . . . . . . . . .   9
     COMPENSATION COMMITTEE. . . . . . . . . . . . . . . . . . . . .  10
     NOMINATING COMMITTEE. . . . . . . . . . . . . . . . . . . . . .  10
     OTHER COMMITTEES. . . . . . . . . . . . . . . . . . . . . . . .  10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT . . .  10
SUMMARY COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . .  13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS . . . . . . . . . . .  14
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934  14
SHAREHOLDER PROPOSALS FOR 2006 . . . . . . . . . . . . . . . . . . .  15
INCORPORATION BY REFERENCE . . . . . . . . . . . . . . . . . . . . .  15
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                           BAYWOOD INTERNATIONAL, INC.


October 17, 2005

Dear Shareholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") to be held on November 17, 2005, at 10:30 A.M., local time, at Gainey Suites Hotel, 7300 East Gainey Suites Drive, Scottsdale, Arizona 85258. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer shareholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.


Sincerely,

/s/ Neil Reithinger
-------------------

Neil Reithinger
Chairman of the Board, President & Chief Executive Officer

                           BAYWOOD INTERNATIONAL, INC.
                NOTICE AND PROXY STATEMENT FOR NOVEMBER 17, 2005
                         ANNUAL MEETING OF SHAREHOLDERS


To Our Shareholders:


     The Annual Meeting of Shareholders (the "Annual Meeting") of Baywood International, Inc. (the "Company") will be held at Gainey Suites Hotel, 7300 East Gainey Suites Drive, Scottsdale, Arizona 85258 on November 17, 2005, at 10:30 A.M. local time, for the following purposes:

1.   To elect three (3) Directors, each to serve a term of one year;

2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock to 200,000,000;

3. To approve and ratify the selection of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for 2005; and

4.   To transact any other business as may properly come before the Annual
     Meeting.

     The Board of Directors has fixed the close of business on October 11, 2005, as the record date for determining those shareholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of the Company's common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2004 Annual Report to shareholders, which includes audited financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


By Order of The Board of Directors,

/s/ Karl H. Rullich
-------------------

Karl H. Rullich
Secretary
Scottsdale, Arizona
October 17, 2005

                          BAYWOOD INTERNATIONAL, INC.
                        14950 NORTH 83RD PLACE, SUITE 1
                            SCOTTSDALE, ARIZONA 85260

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on November 17, 2005. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the Director nominees named below; FOR the approval to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock to 200,000,000; FOR the ratification and selection of Epstein, Weber & Conover, P.L.C. as the Company's independent public accountants for 2005; and FOR authority to transact any other business as may properly come before the Annual Meeting. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260.

     This Proxy Statement, the proxy card, and the Company's 2004 Annual Report were first mailed on or about October 18, 2005, to the shareholders of record at the close of business on October 11, 2005 (the "Record Date").

     THE TERMS "WE," "OUR," "US," OR THE "COMPANY" REFER TO BAYWOOD INTERNATIONAL, INC. AND ITS SUBSIDIARIES.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a shareholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein.

     The approval of the proposed amendment to our Articles of Incorporation will require the affirmative vote of the holders of a majority of our outstanding shares of common stock. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted, although it will be counted for purposes of whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Election of a director requires the affirmative votes of the holders of a plurality of the shares present in person or represented by proxy, and entitled to vote at a meeting at which a quorum is present. The three persons receiving the greatest number of votes will be elected as directors. Stockholders may not cumulate votes in the election of directors. Since only affirmative votes count for this purpose, a properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. We may retain Georgeson Shareholder Communications, Inc. to solicit proxies for a fee of $7,500, plus reimbursement of out-of-pocket expenses. Proxies will be solicited by mail and may be solicited personally by Directors, officers or our regular employees, who will not be compensated for their services.

     The Company knows of no reason why any of the Director nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a Director, the proxy will be voted in accordance with best judgment of the persons named therein.
The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only shareholders of record at the Record Date are entitled to vote at the meeting. As of the Record Date, there were 38,988,875 shares of our common stock (the "Common Stock") issued and outstanding. Each shareholder entitled to vote shall have one (1) vote for each share of Common Stock registered in such shareholder's name on the books of the Company as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Annual Report"), which is being mailed to shareholders with this Proxy Statement, contains financial and other information about us and is incorporated into this Proxy Statement by reference for purposes of providing information required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for purposes of Proposal No. 2 below. We will provide to each shareholder as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover our expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at our executive offices set forth in this Proxy Statement.

     Set forth below are the proposals to be considered by shareholders at the Annual Meeting. Following the description of each proposal is important information about the Company's management and its Board of Directors; executive compensatory transactions between the Company and its officers, Directors and affiliates; stock owned by management and other large shareholders; and how shareholders may make proposals at the Annual Meeting. Each shareholder should read this information before completing and returning the enclosed proxy card.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated three (3) persons to serve on the Board of Directors commencing with the 2005 Annual Meeting. The following persons are nominated to serve on our Board of Directors until the 2006 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the compensation of officers and Directors, their stock ownership in the Company, and transactions between officers, Directors and ten percent (10%) or greater shareholders is set forth below.

       NAME        AGE  DIRECTOR SINCE                POSITION(S) OR OFFICE(S) HELD
       ----        ---  --------------                -----------------------------
 Neil Reithinger   35        1997       Chairman of the Board, President & Chief Executive Officer

 Karl H. Rullich   71        1991                  Vice-President, Secretary & Director

O. Lee Tawes, III  57        2001                                Director

BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Biographical Information concerning each nominee for Director is as follows:

     NEIL T. REITHINGER has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998, and previously served as Interim President from December 10, 1997. He was elected as a Director on February 18, 1997. He was elected Chief Financial Officer, Secretary and Treasurer on October 28, 1996. Mr. Reithinger had been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked for Bank of America. He received a Bachelors of Science degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

     KARL H. RULLICH has been a Director since 1991. He was appointed Vice President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

     O. LEE TAWES, III was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001 by an affirmative vote of a majority of the Board of Directors. He is executive Vice President and Head of Investment Banking, and a Director, at Northeast Securities Inc. From 2000-2001 he was Managing Director of Research for C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes spent 20 years at Oppenheimer & Co. Inc. and CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to 1979, and Oppenheimer from 1979 to 1990. As food analyst, he was named to the Institutional Investor All America Research Team five times from 1979 through 1989. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia.

     On June 3, 2005, Samuel Lam and Carmen Choi, Directors since 2001, resigned from the Board of Directors.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     Each Director must receive a plurality of votes cast at the Annual Meeting. Each Director nominee has consented to serve. The Board of Directors unanimously recommends that the shareholders vote FOR all of the Director nominees.

                                 PROPOSAL NO. 2
  AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
         AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 200,000,000

     The proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 200,000,000 shares will be approved if holders of a majority of the total combined voting power of our outstanding shares of our common stock and Series G Preferred Stock affirmatively vote in favor of such proposal. Currently, the number of issued and outstanding common shares is 38,988,875, the number of common shares reserved for issuance in connection with the conversion of shares of outstanding preferred stock is 8,000,000, the number of common shares reserved for issuance pursuant to any and all options and warrants is 3,011,125 and the number of shares available for future issuance is zero. The holders of Series G Preferred Stock are entitled to 250 common share votes for each share of Class G Preferred Stock held. Messrs. Reithinger and Rullich, who collectively own all of the Class G Preferred Stock, are voting in favor of the proposal. Holders of common stock are entitled to one vote per share. Abstentions and broker "non-votes" will have the effect of a vote against the proposal.

     The Board of Directors believes that the proposed increase in the number of authorized shares is necessary so that shares will be available to complete any private placement of the Company's equity securities for future financings to grow our business, enable us to entertain possible acquisition opportunities and for other corporate purposes. While there are no acquisition opportunities that the Company is contemplating at this time, an increase in the number of shares of authorized but unissued stock provides us with the flexibility to meet changing financial conditions and to seek equity capital to fund our operations. Currently, we are exploring alternatives for financing so that we are able to assess the most feasible structure to raise equity capital, but we have not encountered any feasible structures at this time. However, if we do encounter a feasible structure to raise equity capital, the Board of Directors of the Company will not be able to raise any equity capital to fund our operations if an increase in authorized is not approved at the Annual Meeting. If shareholder approval is obtained for this proposal, there exists a real possibility of a significant amount of dilution based on the current value of our stock price. Management must undertake its best efforts to balance our needs for capital with the price and availability of capital with new investors in the financial markets. Management can provide no assurance that any structure that we may need to utilize to raise equity capital will not incur significant dilution or limit the ability of any new investor(s) gaining a controlling interest in the Company.

     The increase to our authorized shares of common stock could be construed as having an anti-takeover effect and the additional authorized shares could be issued to a third party favored by the Board of Directors to defend a possible third-party takeover attempt, which would give the favored party an advantage over a competing party in a contest to acquire control of the Company and remove incumbent management. Additionally, the excess shares of common stock could be used to create a stockholder rights plan or "poison pill" or a similar arrangement, in an effort to discourage a takeover attempt. At this time, our Board of Directors is not considering the adoption of any stockholders' rights plan and, currently, we are not aware of any pending takeover attempt.

     A copy of the amendment language is attached hereto as Appendix A.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     The affirmative vote of a majority of the total combined voting power of our outstanding shares of our common stock and Series G Preferred Stock is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of an increase in the Company's authorized shares of common stock from 50,000,000 shares to 200,000,000.

                                 PROPOSAL NO. 3
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     On January 4, 1996, the Company engaged King, Weber & Associates, P.C. ("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997, 1998, 1999 and 2000.
Subsequent to the year ended December 31, 2000, King, Weber changed their name to Weber & Company, P.C. ("Weber & Co."). Subsequent to the year ended December 31, 2001, Weber & Co. changed their name to Epstein, Weber & Conover, P.L.C. ("EWC"). The Board of Directors has appointed EWC to audit the Company's financial statements for the fiscal year ended December 31, 2005. It is not anticipated that a representative of EWC will be present at the Annual Meeting to respond to questions or to make a statement.

                        VOTE REQUIRED AND RECOMMENDATION
                        --------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. The Board of Directors has unanimously recommended that the shareholders vote FOR the ratification of the Board of Director's appointment of EWC as the Company's independent certified public accountants for the fiscal year ending December 31, 2005.

     We have paid or expect to pay the following fees to Epstein, Weber & Conover, P.L.C. for work performed in 2003 and 2004 or attributable to Epstein, Weber & Conover, P.L.C.'s audit of our 2003 and 2004 consolidated financial statements:

                                             2003          2004
                                             ----          ----
              Audit Fees                    $17,430       $16,380
              Audit-Related Fees             7,700         5,000
              Tax Fees                         -             -
              All Other Fees                   -           8,435

     In January 2003, the SEC released final rules to implement Title II of the Sarbanes-Oxley Act of 2003 (the "Sarbanes-Oxley Act"). The rules address auditor independence and have modified the proxy fee disclosure requirements. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for an audit or review in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC. Audit-related fees are assurance-related services that traditionally are performed by the independent accountant, such as employee benefit plan audits, due diligence related to mergers and acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

     The audit committee has reviewed the fees paid to Epstein, Weber & Conover, P.L.C. and has considered whether the fees paid for non-audit services are compatible with maintaining Epstein, Weber & Conover, P.L.C.'s independence.
The audit committee has also adopted policies and procedures to approve audit and non-audit services provided in 2004 by Epstein, Weber & Conover, P.L.C. in accordance with the Sarbanes-Oxley Act and rules of the SEC promulgated thereunder. These policies and procedures involve annual pre-approval by the audit committee of the types of services to be provided by our independent auditor and fee limits for each type of service on both a per-engagement and aggregate level. Additional service engagements that exceed these pre-approved limits must be submitted to the audit committee for further pre-approval. The audit committee may additionally ratify certain de minimis services provided by the independent auditor without prior audit committee approval, as permitted by the Sarbanes-Oxley Act and rules of the SEC promulgated thereunder. We will disclose all such approvals by the audit committee, as applicable, in upcoming years.

                              CORPORATE GOVERNANCE

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

Board of Directors

     The Company's affairs are managed by the Board of Directors. During the year ended December 31, 2004, the Board of Directors met once and took action via two unanimous consents in lieu of a special meeting. All but two Directors attended the board meeting during the year ended December 31, 2004. Samuel Lam and Carmen Choi were not present at the one meeting of the Board of Directors. On June 3, 2005, Mr. Lam and Ms. Choi, Directors since 2001, resigned from the Board of Directors. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal discussions with management, offering advice and suggestions on a broad range of corporate matters.

Director's Compensation

     Directors receive no compensation for serving on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established two committees, which are authorized to act on behalf of the Board of Directors in their respective spheres-the Audit Committee and the Compensation Committee.

Audit Committee

     The Audit Committee for 2004 was composed of Samuel Lam, O. Lee Tawes, III and Carmen Choi. Mr. Lam and Ms. Choi resigned from the Board of Directors on June 3, 2005. The Audit Committee did not meet during the year ended December 31, 2004. The Audit Committee is comprised of Directors who meet the Sarbanes-Oxley Act of 2002 standards for independence. The Audit Committee operates pursuant to a written charter detailing its duties. In June 2002, the Audit Committee amended and restated its charter to comply with certain requirements of the Sarbanes-Oxley Act of 2002. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission Rules, issues a report recommending to the Board of Directors, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB, and certain other matters, including the independence of the Company's outside public accountants. The Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                                    REPORT OF
                               THE AUDIT COMMITTEE
                         OF BAYWOOD INTERNATIONAL, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements, (2) the independence of the Company's external auditors, and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors. For the fiscal year ending December 31, 2004, Samuel Lam, O. Lee Tawes, III and Carmen Choi comprised the Audit Committee. Mr. Lam and Ms. Choi resigned from the Board of Directors, and their respective positions on the audit committee, on June 3, 2005.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2004, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Epstein, Weber & Conover, P.C., the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                              O. Lee Tawes, III, Chairman

                              September 13, 2005

Compensation Committee

     The Compensation Committee for the year ended December 31, 2004 was comprised of Samuel Lam, O. Lee Tawes, III and Carmen Choi. The Compensation Committee did not meet during the fiscal year ending December 31, 2004. Mr. Lam and Ms. Choi resigned from the Board of Directors on June 3, 2005. The Compensation Committee's duties include administering grants under stock option plans, reviewing and approving salaries and other matters related to compensation of the executive officers of the Company.

Nominating Committee

     The Company's Board of Directors does not maintain a Nominating Committee, and therefore no written charter governs the Director nomination process. The size of the Company and the size of the Board of Directors, at this time, do not require a separate Nominating Committee. The Company's independent Directors annually review all Director performance over the past year and make recommendations to the Board of Directors for future nominations. The Board of Directors does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify Directors who serve the Company's best interests. However, shareholders wishing to nominate individuals to serve as Directors may submit such nominations, along with a nominee's curriculum vitae, to the Company's Board of Directors in the manner set forth below and the Board of Directors will consider such nominee. There is no assurance that a Director candidate suggested by a shareholder will be placed on the ballot at the Company's annual meeting of shareholders.

     The Company's independent Directors annually select Director nominees based on experience in the nutraceutical industry, financial background and specific knowledge of the Company's operations, corporate strategies, as well as an individual's basis to act as a fiduciary to the Company and its shareholders.

Other Committees

     We do not maintain any other standing committees of the Board of Directors.

CODE OF ETHICS

     Our Board of Directors currently is in the process of adopting a code of ethics that applies to our principal executive officer and principal financial and accounting officer and to all of our staff.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2005 with respect to (i) each Director of the Company; (ii) our Chief Executive Officer; (iii) our Chief Executive Officer and Directors as a group; and (iv) each party known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, the mailing address for each party listed below is c/o Baywood International, Inc., 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260.

     This table is based upon information supplied by current and former officers, Directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 38,988,875 shares of our common stock outstanding on August 31, 2005 adjusted as required by rules promulgated by the Securities and Exchange Commission.

     The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

                  NAME AND ADDRESS                  SHARES BENEFICIALLY OWNED
                  ----------------                  -------------------------
          DIRECTORS, NOMINEES AND OFFICERS           NUMBER        PERCENT
          --------------------------------        ------------  -------------
               Neil Reithinger (1)(6)              2,272,640         4.4%

               Karl H. Rullich (2)(6)              2,422,000         4.7%

                O. Lee Tawes, III (3)              3,925,000         7.6%

   All Directors, nominees, and named executive    8,619,640        16.7%
        officers as a group (three people)

       NON-MANAGEMENT 5% BENEFICIAL OWNERS
       -----------------------------------

                    Linda Lee (4)                  2,423,647         4.7%

                  Francis Choi (5)                 19,301,587       37.4%

     (1) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer. He holds 1,852,640 common shares; an option granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share; an option granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share; and an option granted May 13, 1999, which expires May 13, 2009 to purchase 2,500,000 common shares at $0.15 per share with 300,000 options to purchase shares vesting immediately; 350,000 options to purchase shares vesting when revenues reach $3.0 million annually; 350,000 options to purchase shares vesting when the market price of the Common Stock reaches $1.00; 400,000 options to purchase shares vesting when revenues reach $5.0 million annually; 500,000 options to purchase shares vesting when revenues reach $10.0 million annually; and 600,000 options to purchase shares when revenues reach $15.0 million annually.

     (2) Mr. Rullich is Vice-President, Secretary and a Director of the Company. Mr. Rullich beneficially owns 2,422,000 common shares, and 5,625 of Class "F" Preferred Stock with a stated value of $450,000.

     (3) Mr. Tawes is a Director of the Company. Mr. Tawes beneficially owns 3,725,000 common shares; an option granted March 22, 2002, which expires March 22, 2012 to purchase 200,000 common shares at $0.08 per share, and 6,085 of Class "F" Preferred Stock with a stated value of $486,800.

     (4)  Ms. Lee is a citizen of Hong Kong, China.

     (5) Mr. Choi is a citizen of Hong Kong, China. Mr. Choi holds 7,301,587 common shares, 800,000 shares of Class "E" Preferred Stock that are convertible into 8,000,000 restricted common shares of the Company, 5,625 of Class "F" Preferred Stock with a stated value of $450,000 and 4,000,000 warrants to purchase 4,000,000 restricted common shares of the Company at an exercise price of $0.20.

     (6) On September 20, 2005, the Board of Directors of the Company authorized the issuance of 200,000 shares of Series G Preferred Stock. The Company's President & Chief Executive Officer, Neil Reithinger, and the Company's Vice-President, Karl H. Rullich, each received 100,000 shares of the Series G Preferred Stock for their conversion of $100,000 each of their accrued and unpaid salaries. The shares of Series G Preferred Stock are not convertible into the Company's common stock, but each share of Series G Preferred Stock is entitled to 250 votes and shall be entitled to vote on any matters brought to a vote of the common stock shareholders.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information as of December 31, 2004, regarding the Company's Stock Option Plan compensation under which our equity securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

------------------------------------------------------------------------------------------------------
                           NUMBER OF SECURITIES    WEIGHTED-AVERAGE    NUMBER OF SECURITIES REMAINING
                             TO BE ISSUED UPON     EXERCISE PRICE OF    AVAILABLE FOR FUTURE ISSUANCE
                                EXERCISE OF           OUTSTANDING         UNDER EQUITY COMPENSATION
      PLAN CATEGORY        OUTSTANDING OPTIONS,    OPTIONS, WARRANTS     PLANS (EXCLUDING SECURITIES
                            WARRANTS AND RIGHTS       AND RIGHTS          REFLECTED IN COLUMN (a))

                                    (a)                   (b)                        (c)
-------------------------  ---------------------  -------------------  -------------------------------
Equity compensation plans
   approved by security          3,580,000               $0.13                    2,920,000
        holders
-------------------------  ---------------------  -------------------  -------------------------------
Equity compensation plans
not approved by security            -0-                   -0-                        -0-
        holders
-------------------------  ---------------------  -------------------  -------------------------------
         Total                   3,580,000               $0.13                    2,920,000
------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Summary compensation information for Neil Reithinger, the Company's Chief Executive Officer for the year ended December 31, 2004 (the only "named executive officer" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)), is as follows:

                                                          Securities
              Name and                    Other Annual/   Underlying
             Principal                       Deferred      Options/
              Position     Year  Salary    Compensation    SARs (#)
          ---------------  ----  -------  --------------  -----------
          Neil Reithinger
               C.E.O.      2004  $45,623     $26,377           -
                           2003  48,000       24,000           -
                           2002  54,750       17,250        907,500

COMPENSATION PURSUANT TO STOCK OPTIONS

     We grant stock options from time to time to officers, key employees, and Directors of our company. However, we did not grant any options during the year ended December 31, 2004 to Mr. Reithinger.

YEAR-END OPTION VALUES

     The following table provides information on the value of our Chief Executive Officer's unexercised options at December 31, 2004. Our Chief Executive Officer did not exercise any stock options during 2004.

             Number of Securities Underlying     Value of Unexercised In-The-Money
                 Unexercised Options at                     Options at
                   Fiscal Year-End (#)                Fiscal Year-End ($) (1)

NAME          EXERCISABLE      UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
----------  ---------------  -----------------  ------------------  ----------------
   Neil
Reithinger     1,677,500         1,850,000              -                  -

(1) Calculated based upon the closing price of our common stock as reported on the Over-the-Counter Bulletin Board on December 31, 2004 of $.07 per share.

DIRECTORS

     Directors do not receive any compensation for their serving on the Board of Directors of the Company.

EMPLOYMENT CONTRACTS

     There are currently no employment contracts, severance or change-in-control agreements with any of the named executive officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2000, the Company's single largest shareholder, Dr. Francis Choi, established Hong Kong Trustful Pharmaceutical Company Limited ("HKTPCO") as the sole marketer and distributor of the Company's products for all of Asia. Sales to HKTPCO were 47% of net sales, or approximately $1,368,054, for the year ended December 31, 2004, and 31% of net sales, or approximately $857,000, for the year ended December 31, 2003. Accounts receivable due from HKTPCO at December 31, 2004 were 26% of total accounts receivable.

     On May 10, 2004, we entered into a loan agreement for $375,000 with one of our Directors, O. Lee Tawes, III. We entered into this loan agreement in order to raise the $350,000 needed for the cash deposit for Aidan. This loan agreement bears an annual interest rate of 10% and is due May 10, 2005. As part of this loan, we also issued to Mr. Tawes a warrant for the purchase of 1,725,000 shares of our common stock at an exercise price of $0.04.

     The table below sets forth the amounts of notes payable and accrued salaries of our officers and Directors as of December 31, 2004:

  ---------------------------------------------------------------------------
                              NOTES PAYABLE             ACCRUED SALARIES
                      ---------------------------  --------------------------
  OFFICER/DIRECTOR     AMOUNT   ACCRUED INTEREST    AMOUNT   ACCRUED INTEREST
  ------------------  --------  -----------------  --------  ----------------
   Neil Reithinger
  President & C.E.O.     -              -          $95,750          -
  ------------------  --------  -----------------  --------  ----------------
   Karl H. Rullich
    Vice-President    $47,661       $226,305       $125,958         -
  ------------------  --------  -----------------  --------  ----------------
  O. Lee Tawes, III
       Director       $386,800       $15,030          -             -
  ---------------------------------------------------------------------------

     The Company's policy with regard to transactions with affiliated persons or entities is such that such transactions will be on terms no less favorable than could be obtained from non-affiliates. These two agreements are on terms no less favorable that those that could be obtained from non-affiliates. Any such transaction must be reviewed by the Company's independent Directors.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. In compliance with Section 16(a), Karl Rullich, an officer and Director of our company, did not file a Form 4 for the acquisition of 400,000 shares of the Company's stock in April 2004 as part of conversion of debt owed to him by the Company. No other officer, Director or Section 16(a) officer has sold or acquired any of the Company's stock during the last calendar year, thus not requiring any reports under Section16(a) to be filed.

                         SHAREHOLDER PROPOSALS FOR 2006
                       AND NOMINEES TO BOARD OF DIRECTORS

     Proposals of shareholders intended to be presented at the Company's 2006 Annual Meeting of Shareholders must be in writing and received by the Company no later than June 20, 2006.

     The Board of Directors will consider nominees to the Board of Directors recommended by shareholders. To have a nominee considered by the Board of Directors for the 2006 Annual Meeting of the Company, the nomination must be in writing and the shareholder must provide the Board of Directors with the name of the nominee proposed by the shareholder, together with a resum of the proposed nominee setting forth the nominee's qualifications to serve as a Director for the Company, on or before September 3, 2006.

     Shareholders may communicate with any individual Director or the Board of Directors as a whole by writing to the Board of Directors at the Company's address at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260, or calling such Director at the Company's phone number at (480) 951-3956. All shareholder communications sent directly to any Director is relayed directly to such Director.

                           INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-KSB for the period ending December 31, 2004 is hereby incorporated by reference into this Proxy Statement for purposes of disclosing the financial information required by Items 11 and 13 of
Schedule  14A  of  the  Securities  and  Exchange  Act  of  1934.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, Directors, or employees, personally or by telephone.


                                  BAYWOOD INTERNATIONAL, INC.

                                  /s/  Neil Reithinger
                                  --------------------

                                  Neil Reithinger
                                  Chairman of the Board, Chief Executive Officer and President

                                  October 17, 2005

                                   APPENDIX A
                                   ----------

                Amendment Language for Articles of Incorporation
                ------------------------------------------------

                                  Article Four

     The amount of the total authorized capital stock the corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares of Common Stock, each having a par value of $0.001.

     Each share of Common Stock issued and outstanding shall be entitled to one vote for all matters. Dividends shall be declared and paid only out of funds legally available therefore. Shares of such stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. Fully paid stock of this corporation shall not be liable to any further call or assessment.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ---------------------------------------------------

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 11/17/05 FOR HOLDERS AS
                                   OF 10/11/05

CUSIP:  073260101

THE UNDERSIGNED HEREBY APPOINTS NEIL REITHINGER AND KARL H. RULLICH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON OCTOBER 11, 2005, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2005 AT 10:30 A.M., LOCAL TIME, AT GAINEY SUITES HOTEL, 7300 EAST GAINEY SUITES DRIVE, SCOTTSDALE, ARIZONA 85258, OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR
DIRECTORS  NAMED  HEREIN  AND  IN  FAVOR  OF  ALL  PROPOSALS  DESCRIBED  HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

DIRECTORS                                    DIRECTORS
---------                                    ---------
                                             (MARK  X  FOR ONLY ONE BOX.  IF NOT
                                             SPECIFIED,  VOTE  WILL  BE  FOR ALL
                                                                         ---
                                             NOMINEES)

1.   DIRECTORS RECOMMEND:  A VOTE FOR        [ ]  FOR  ALL  NOMINEES
     ELECTION OF THE FOLLOWING DIRECTORS:
     01-NEIL REITHINGER, 02-KARL H.          [ ]  WITHHOLD  ALL  NOMINEES
     RULLICH, 03-O. LEE TAWES, III
                                             [ ]  WITHHOLD AUTHORITY TO VOTE FOR
                                                  ANY INDIVIDUAL NOMINEE.  WRITE
                                                  NUMBER(S) OF NOMINEE(S) BELOW.

                                             USE NUMBER ONLY:  ______________

                                          DIRECTORS
PROPOSAL(S)                               RECOMMEND    FOR    AGAINST    ABSTAIN
-----------                               ---------    ---    -------    -------

2.   AMEND THE COMPANY'S ARTICLES OF
     INCORPORATION TO INCREASE THE
     AUTHORIZED SHARES OF COMMON
     STOCK TO 200,000,000;                   FOR       [_]      [_]        [_]

3.   APPROVE AND RATIFY THE SELECTION        FOR       [_]      [_]        [_]
     OF EPSTEIN, WEBER & CONOVER, P.L.C.
     AS THE COMPANY'S INDEPENDENT
     PUBLIC ACCOUNTANTS FOR 2005.

4.   AUTHORITY TO TRANSACT ANY OTHER         FOR       [_]      [_]        [_]
     BUSINESS AS MAY PROPERLY COME
     BEFORE THE ANNUAL MEETING.

_____________________________________________          ____________________
SIGNATURE(S)                                           DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.